                                                        Exhibit 99.3

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:            256,380.09
Available Funds:
         Contract Payments due and received in this period                  3,770,464.64
         Contract Payments due in prior period(s) and received in this
           period                                                             549,433.77
         Contract Payments received in this period for next period            262,656.69
         Sales, Use and Property Tax, Maintenance, Late Charges               121,718.41
         Prepayment Amounts related to early termination in this period       853,380.56
         Servicer Advance                                                     335,571.07
         Proceeds received from recoveries on previously Defaulted
           Contracts                                                                0.00
         Transfer from Reserve Account                                          2,962.95
         Interest earned on Collection Account                                  3,735.10
         Interest earned on Affiliated Account                                    284.72
         Proceeds from repurchase of Contracts per Contribution and
           Servicing Agreement Section 5.03                                         0.00
         Amounts paid per Contribution and Servicing Agreement Section
           7.01 (Substituted contract < Predecessor contract)                       0.00
         Amounts paid under insurance policies                                      0.00
         Any other amounts                                                          0.00
                                                                            ------------
Total Available Funds                                                       6,156,588.00
Less: Amounts to be Retained in Collection Account                            489,505.39
                                                                            ------------
AMOUNT TO BE DISTRIBUTED                                                    5,667,082.61
                                                                            ============

DISTRIBUTION OF FUNDS:
1.      To Trustee -  Fees                                                 0.00
2.      To Servicer, any unreimbursed Nonrecoverable Advances
        or Servicer Advances                                         549,433.77
3.      To Noteholders (For Servicer Report immediately
        following the Final Additional Closing Date)
             a) Class A1 Principal and Interest                            0.00
             a) Class A2 Principal (distributed after A1 Note
                matures) and Interest                                      0.00
             a) Class A3 Principal (distributed after A2 Note
                matures) and Interest                              3,552,856.04
             a) Class A4 Principal (distributed after A3 Note
                matures) and Interest                                792,939.01
             b) Class B Principal and Interest                        74,053.42
             c) Class C Principal and Interest                       148,394.95
             d) Class D Principal and Interest                        99,831.16
             e) Class E Principal and Interest                       130,285.00

4.      To Reserve Account for Requirement per Indenture
          Agreement Section 3.08                                           0.00
5.      To Issuer - Residual Principal and Interest and
          Reserve Account Distribution
             a) Residual Interest (Provided no Restricting or
                  Amortization Event in effect)                       22,074.54
             b) Residual Principal (Provided no Restricting or
                  Amortization Event in effect)                      126,259.52
             c) Reserve Account Distribution (Provided no
                  Restricting or Amortization Event in effect)         2,962.95
6.      To Servicer, Tax, Maintenance, Late Charges and Bank
          Interest Earned and Any Other Amounts                      125,738.23
7.      To Servicer, Servicing Fee and other Servicing
          Compensations                                               42,254.02
                                                                   ------------
TOTAL FUNDS DISTRIBUTED                                            5,667,082.61
                                                                   ============

End of Period Collection Account Balance {Includes Payments in
Advance & Restricting Event Funds (if any)}                          489,505.39
                                                                     ==========

II.   RESERVE ACCOUNT

Beginning Balance                                                                   $ 2,925,289.09
         - Add Investment Earnings                                                        2,962.95
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
             Requirement)                                                                     0.00
         - Less Distribution to Certificate Account                                       2,962.95
                                                                                    --------------
End of period balance                                                               $ 2,925,289.09
                                                                                    ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
  Balances.                                                                         $ 2,925,289.09
                                                                                    ==============

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                        76,317,066.56
                  Pool B                                        22,838,575.86
                                                                -------------
                                                                                    99,155,642.42
Class A Overdue Interest, if any                                         0.00
Class A Monthly Interest - Pool A                                  494,268.14
Class A Monthly Interest - Pool B                                  147,914.23

Class A Overdue Principal, if any                                        0.00
Class A Monthly Principal - Pool A                               2,159,870.68
Class A Monthly Principal - Pool B                               1,543,742.00
                                                                -------------
                                                                                     3,703,612.68
Ending Principal Balance of the Class A Notes
                  Pool A                                        74,157,195.88
                  Pool B                                        21,294,833.86
                                                                -------------
                                                                                    -------------
                                                                                    95,452,029.74
                                                                                    =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000     Ending Principal
Original Face $257,425,000     Original Face $257,425,000    Balance Factor
         $ 2.494639                    $ 14.387152              37.079549%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Class A1                                      0.00
                           Class A2                                      0.00
                           Class A3                              3,530,642.42
                           Class A4                             95,625,000.00
                                                                -------------

Class A Monthly Interest                                                            99,155,642.42
                           Class A1 (Actual Number Days/360)             0.00
                           Class A2                                      0.00
                           Class A3                                22, 213.62
                           Class A4                                619,968.75
                                                                -------------

Class A Monthly Principal
                           Class A1                                      0.00
                           Class A2                                      0.00
                           Class A3                              3,530,642.42
                           Class A4                                172,970.26
                                                               --------------
                                                                                     3,703,612.68
Ending Principal Balance of the Class A Notes
                           Class A1                                      0.00
                           Class A2                                      0.00
                           Class A3                                      0.00
                           Class A4                             95,452,029.74
                                                                -------------       -------------
                                                                                    95,452,029.74
                                                                                    =============

Class A3

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $95,625,000     Original Face $95,625,000     Balance Factor
         $ 6.483333                  $ 1.808839                99.819116%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2003

V.    CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                  Pool A                                1,300,218.94
                  Pool B                                  389,007.89
                                                        ------------
                                                                            1,689,226.83

  Class B Overdue Interest, if any                              0.00
  Class B Monthly Interest - Pool A                         8,408.08
  Class B Monthly Interest - Pool B                         2,515.58
  Class B Overdue Principal, if any                             0.00
  Class B Monthly Principal - Pool A                       36,815.98
  Class B Monthly Principal - Pool B                       26,313.78
                                                       -------------
                                                                               63,129.76
  Ending Principal Balance of the Class B Notes
                  Pool A                                1,263,402.96
                  Pool B                                  362,694.11
                                                       -------------
                                                                            ------------
                                                                            1,626,097.07
                                                                            ============

----------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000      Ending Principal
Original Face $4,387,000    Original Face $4,387,000       Balance Factor
     $ 2.490007                    $ 14.390189               37.066266%
----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                Pool A                                2,601,129.11
                Pool B                                  778,324.64
                                                      ------------
                                                                          3,379,453.75
Class C Overdue Interest, if any                              0.00
Class C Monthly Interest - Pool A                        17,037.40
Class C Monthly Interest - Pool B                         5,098.03
Class C Overdue Principal, if any                             0.00
Class C Monthly Principal - Pool A                       73,631.95
Class C Monthly Principal - Pool B                       52,627.57
                                                      ------------
                                                                            126,259.52
Ending Principal Balance of the Class C Notes
                Pool A                                2,527,497.16
                Pool B                                  725,697.07
                                                      ------------
                                                                          ------------
                                                                          3,253,194.23
                                                                          ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $8,775,000   Original Face $8,775,000         Balance Factor
          $ 2.522556              $ 14.388549                  37.073439%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                Pool A                                1,734,086.05
                Pool B                                  518,883.10
                                                      ------------
                                                                          2,252,969.15

Class D Overdue Interest, if any                              0.00
Class D Monthly Interest - Pool A                        12,051.90
Class D Monthly Interest - Pool B                         3,606.24
Class D Overdue Principal, if any                             0.00
Class D Monthly Principal - Pool A                       49,087.97
Class D Monthly Principal - Pool B                       35,085.05
                                                      ------------
                                                                             84,173.02
Ending Principal Balance of the Class D Notes
                Pool A                                1,684,998.08
                Pool B                                  483,798.05
                                                      ------------
                                                                          ------------
                                                                          2,168,796.13
                                                                          ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $5,850,000     Original Face $5,850,000        Balance Factor
       $ 2.676605                   $ 14.388550                 37.073438%
-------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                Pool A                               2,167,953.20
                Pool B                                 648,758.28
                                                     ------------
                                                                          2,816,711.48

Class E Overdue Interest, if any                             0.00
Class E Monthly Interest - Pool A                       19,294.78
Class E Monthly Interest - Pool B                        5,773.95
Class E Overdue Principal, if any                            0.00
Class E Monthly Principal - Pool A                      61,359.96
Class E Monthly Principal - Pool B                      43,856.31
                                                     ------------
                                                                            105,216.27
Ending Principal Balance of the Class E Notes
                Pool A                               2,106,593.24
                Pool B                                 604,901.97
                                                     ------------
                                                                          ------------
                                                                          2,711,495.21
                                                                          ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $7,313,000    Original Face $7,313,000     Balance Factor
       $ 3.427968                   $ 14.387566            37.077741%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                Pool A                                2,603,831.30
                Pool B                                  779,531.88
                                                      ------------
                                                                          3,383,363.18

Residual Interest - Pool A                               17,561.86
Residual Interest - Pool B                                4,512.68
Residual Principal - Pool A                              73,631.95
Residual Principal - Pool B                              52,627.57
                                                      ------------
                                                                            126,259.52
Ending Residual Principal Balance
                Pool A                                2,530,199.35
                Pool B                                  726,904.31
                                                      ------------
                                                                          ------------
                                                                          3,257,103.66
                                                                          ============

X.    PAYMENT TO SERVICER

  - Collection period Servicer Fee                                           42,254.02
  - Servicer Advances reimbursement                                         549,433.77
  - Tax, Maintenance, Late Charges, Bank
    Interest and other amounts                                              125,738.23
                                                                            ----------
Total amounts due to Servicer                                               717,426.02
                                                                            ==========

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                     86,724,285.11

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                       0.00

  Decline in Aggregate Discounted Contract Balance                                                                 2,454,398.50

                                                                                                                  -------------
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   ending of the related Collection Period                                                                        84,269,886.61
                                                                                                                  =============

  Components of Decline in Aggregate Discounted Contract Balance:
   - Principal portion of Contract Payments and Servicer Advances                              2,342,548.68

   - Principal portion of Prepayment Amounts                                                     111,849.82

   - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
          Contracts during the Collection Period                                                       0.00

   - Aggregate Discounted Contract Balance of Substitute Contracts added during
          Collection Period                                                                            0.00

   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
          during Collection Period                                                                     0.00
                                                                                               ------------

             Total Decline in Aggregate Discounted Contract Balance                            2,454,398.50
                                                                                               ============

POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                    25,953,081.64

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                      0.00

  Decline in Aggregate Discounted Contract Balance                                                                1,754,252.27

                                                                                                                  -------------
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   ending of the related Collection Period                                                                        24,198,829.37
                                                                                                                  =============
  Components of Decline in Aggregate Discounted Contract Balance:
   - Principal portion of Contract Payments and Servicer Advances                              1,018,596.16

   - Principal portion of Prepayment Amounts                                                     735,656.11

   - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
          Contracts during the Collection Period                                                       0.00

   - Aggregate Discounted Contract Balance of Substitute Contracts added during
          Collection Period                                                                            0.00

   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
          during Collection Period                                                                     0.00

                                                                                               ------------
             Total Decline in Aggregate Discounted Contract Balance                            1,754,252.27
                                                                                               ============
                                                                                                                 --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                108,468,715.98
                                                                                                                 ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                      Predecessor
                                                    Discounted       Predecessor      Discounted
 Lease #              Lessee Name                  Present Value     Lease #         Present Value
----------   -------------------------------       -------------     -----------     ---------------
3155-007     RADNET MANAGEMENT, INC.               $  188,552.08       1231-033      $  1,243,525.87
3155-008     RADNET MANAGEMENT, INC.               $  535,706.60       1572-033      $    878,621.70
3205-002     FOUNTAIN AND PHOENIX DIAGNOSTIC       $3,111,829.21       2421-001      $  1,711,098.71
3307-002     OPEN MRI OHIO 2 VENTURES, LLC         $  767,314.06       1046-501      $    639,976.34
3330-004     OPEN MRI TEXAS VENTURES, LLC          $  756,617.60       1100-503      $    659,108.62
                                                                       1912-002      $    107,797.25

                                                   -------------                     ---------------
                     Totals:                       $5,360,019.55                     $  5,240,128.49

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
     CONTRACTS                                                                       $  5,240,128.49
b) ADCB OF POOL A AT CLOSING DATE                                                    $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                            YES_______   NO   X

POOL B

                                                                                    Predecessor
                                                 Discounted       Predecessor       Discounted
Lease #               Lessee Name              Present Value        Lease #        Present Value
---------       -----------------------       ---------------    -------------    ---------------
3305-001        OPEN MRI IOWA VENTURES,        $1,004,680.88        1047-501        $ 77,392.98
                   LLC                                              1100-504        $ 93,947.73
                                                                    1344-026        $ 17,225.68
                                                                    1344-029        $ 63,104.76
                                                                    1344-030        $  2,292.14
                                                                    1347-010        $  5,382.42
                                                                    1347-011        $202,500.53
                                                                    1347-012        $194,679.35
                                                                    1791-008        $ 10,844.23
                                                                    1791-010        $ 60,297.19
                                                                    1791-011        $  9,057.14
                                                                    1791-012        $  9,708.25
                                                                    2097-004        $ 44,783.62
                                                                    2454-001        $ 80,861.15
                                                                    2454-003        $ 86,291.63
                                                                    1101-524        $ 27,639.26
                                                 -------------                      -----------
Totals:                                          $1,004,680.88                      $986,008.06

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                      $   986,008.06
b) ADCB OF POOL B AT CLOSING DATE                                                             $90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                          1.09%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES______     NO   X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                               Predecessor
                                                               Discounted      Predecessor     Discounted
Lease #                  Lessee Name                          Present Value      Lease #      Present Value
---------    ---------------------------------------------    -------------    -----------    -------------
2841-002     MEDICAL IMAGING CO., INC.                        $  980,724.35     2207-005      $ 1,326,497.89
2908-001     ALASE, L.L.C.                                    $  131,731.36
2002476-2    ASHLAND AREA COMMUNITY HOSPITAL INC.             $  169,739.33
             CASH                                             $   44,302.85
1999-004     NAVIX DIAGNOSTIX, INC.                           $2,985,811.62     1881-005      $ 2,387,877.73
3155-007     RADNET MANAGEMENT, INC.                          $  335,553.30     4284-402      $   335,553.30
1504-013     SIGNATURE MEDICAL                                $1,221,375.67     2557-001      $ 1,323,430.38
             CASH                                             $  102,054.71
3698-001     ADVANCED MEDICAL IMAGING CENTER                  $2,192,917.65     1969-006      $ 1,246,104.58
3702-007     USDL PITTSBURGH INC & USDL PITTSBURGH HOLDING    $2,491,584.11     973-024       $    23,059.86
                                                                                1081-502      $ 1,402,638.25
                                                                                1629-016      $   227,769.98
                                                                                1191-501      $    50,901.66
                                                                                2407-001      $ 1,156,266.41
                                                                                2407-002      $   650,353.97
                                                              --------------                  --------------
Totals:                                                       $10,655,794.95                  $10,130,454.01

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                 10,130,454.01
b) ADCB OF POOL A AT CLOSING DATE                                                             $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES________ NO   X

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                      Predecessor
                                                  Discounted         Predecessor       Discounted
Lease #             Lessee Name                   Present Value        Lease #       Present Value
--------     ----------------------------------   -------------      -----------     -------------
1679-002     OPENSIDED MRI OF ST. LOUIS, L.L.C.   $  506,250.32       2207-004       $  611,746.22
1218-020     MEDICAL SERVICES OF AMERICA          $  200,642.43

                                                  -------------                      -------------
Totals:                                           $  706,892.75                      $  611,746.22

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                  $   611,746.22
b) ADCB OF POOL B AT CLOSING DATE                                                             $90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.68%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                            YES______    NO   X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 14, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                   TOTAL OUTSTANDING CONTRACTS
This Month                       2,656,188.90    This Month                     108,468,715.98
1 Month Prior                    1,911,357.17    1 Month Prior                  112,677,366.75
2 Months Prior                   2,218,403.35    2 Months Prior                 117,503,861.00

Total                            6,785,949.42    Total                          338,649,943.73

a) 3 MONTH AVERAGE               2,261,983.14    b) 3 MONTH AVERAGE             112,883,314.58

c) a/b                                   2.00%

2.    Does a Delinquency Condition Exist (1c > 6% )?                 Yes_________No      X

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?          Yes_________No      X
      B. An Indenture Event of Default has occurred and is
         then continuing?                                            Yes_________No      X

4.    Has a Servicer Event of Default occurred?                      Yes_________No      X

5.    Amortization Event Check

      A.Is 1c > 8% ?                                                 Yes_________No      X

      B Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation not remedied within 90
          days?                                                      Yes_________No      X

      C. As of any Determination date, the sum of all defaulted
         contracts since the Closing date exceeds 6% of the ADCB
         on the Closing Date?                                        Yes_________No      X

6.    Aggregate Discounted Contract Balance at Closing Date
         Balance                                                     $270,243,724.70
                                                                     ---------------

DELINQUENT LEASE SUMMARY

Days Past Due            Current Pool Balance     # Leases
-------------            --------------------     --------
 31 - 60                    1,624,468.19             38
 61 - 90                      113,506.47              7
91 - 180                    2,656,188.90              8

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization